Exhibit 10.20

Trademark Transfer Agreement

Party A (Transferor): Eagle (Shanghai) Automotive Technology Co., Ltd.

Unified Social Credit Code: 91310120MA1J0D546Q

Party B (Transferee): Xinghui Automotive Technology (Hainan) Co., Ltd.

Unified Social Credit Code: 91460000MA5TR2L92D

Through equal and voluntary negotiation, and in accordance with the Civil Code of the People’s Republic of China, the Trademark Law of the People’s Republic of China, and relevant regulations, Party A and Party B have entered into this Agreement for the transfer of registered trademarks from Party A to Party B, to be jointly observed.

I. Information on the Proposed Trademarks to Be Transferred

Party A agrees to transfer to Party B the ownership of the trademarks it owns, as detailed in the appendix “Information on the Proposed Trademarks to Be Transferred,” and Party B agrees to accept the ownership of said trademarks. Unless otherwise specified, all references to “trademarks” in this Agreement refer to the trademarks listed in the appendix.

II. Transfer Price and Payment Method

1. Transfer Price

The transfer price for the trademarks is RMB 4,911,438.54 (in words: Four Million Nine Hundred Eleven Thousand Four Hundred Thirty-Eight Yuan and Fifty-Four Fen).

2. Payment Method

Party B shall pay the full transfer price in a single lump sum on or before September 30, 2024.

3. Party A’s Designated Receiving Account:

Account Name: Eagle (Shanghai) Automotive Technology Co., Ltd. Account Number: 121940759110206

Bank: China Merchants Bank Co., Ltd., Shanghai Hongqiao Business District Sub-branch

Party A has not authorized any employee or third party to collect payment; Party B shall bear all losses arising from payments made to accounts other than the designated account, and Party A shall not be held liable.

III. Procedures for Trademark Transfer

1. The trademark transfer procedures shall be handled by Party B, who shall submit all application materials to the Trademark Office within 15 days from the date of signing this Agreement. Party A shall cooperate by providing the relevant documents.

2. All costs and fees required for handling the trademark transfer procedures shall be borne by Party B.

3. If the trademark transfer application is not approved due to reasons attributable to Party B, Party A shall have the right to terminate this Agreement. Upon termination, Party A shall not be required to refund any transfer price already paid, and Party B shall immediately cease using the trademarks. Neither party shall bear any further liability toward the other, except as otherwise specifically provided in this Agreement for special circumstances.

IV. Undertakings and Warranties

Both parties to this Agreement undertake and warrant that:

1. Each party possesses all necessary legal rights and all internal and external approvals, authorizations, and permits required to sign and perform all obligations under this Agreement, including but not limited to approvals from shareholders’ meetings and boards of directors as required by law and the company’s articles of association.

2. All documents and materials submitted by each party are true, complete, and valid.

V. Liability for Breach of Contract

1. Both parties shall strictly comply with their warranties and obligations under this Agreement. Any breach shall constitute a default, and the defaulting party shall pay to the non-defaulting party liquidated damages equal to 20% of the total asset transfer price stipulated herein. If such liquidated damages are insufficient to cover all losses, the defaulting party shall additionally compensate for the actual losses suffered by the non-defaulting party.

2. If Party B delays payment of the trademark transfer price, it shall pay to Party A liquidated damages at the rate of 0.05% (five ten-thousandths) of the overdue amount for each day of delay, while remaining obligated to fulfill the payment obligation. If the delay exceeds 10 days, Party A shall have the right to terminate this Agreement and require Party B to bear the following liabilities for breach:

1. From the date of termination, Party B shall no longer enjoy any rights to the trademarks.

2. If the trademark transfer procedures have already been completed, Party B shall, within 3 working days from the date of termination, submit a trademark transfer application to the Trademark Office to re-transfer the trademarks to Party A, with all costs incurred to be borne by Party B.

3. Party B shall pay Party A liquidated damages equal to 20% of the transfer price. Party A shall have the right to deduct such amount from any payments already made by Party B; if the payments made are insufficient to cover the liquidated damages, Party B shall pay the full shortfall.

3. Party A is obligated to assist Party B in maintaining the trademark registrations. After the completion of the trademark transfer, if third parties file applications for revocation, invalidation, or similar actions against the trademarks, Party A shall make all reasonable efforts, including but not limited to providing evidence of its own use, advertising, sales, awards, etc., and requesting from the original trademark assignor, Isdera AG, evidence of trademark use, advertising, sales, awards, etc., to maintain the validity of the trademark registrations. If the trademarks are revoked or invalidated due to Party A’s failure to perform the aforesaid obligations, Party B shall have the right to claim compensation from Party A, with the compensation amount limited to the trademark transfer price of RMB 4,911,438.54.

VI. Confidentiality Obligations

1. Both parties undertake to keep confidential any documents and materials pertaining to the other party that are learned during the discussion, negotiation, and performance of this Agreement and that are not publicly available (including but not limited to trade secrets, company plans, operational activities, financial information, technical information, business information, and other commercial secrets). Without the prior consent of the party that provided such materials and documents, the other party shall not disclose, in whole or in part, such commercial secrets to any third party.

2. The above confidentiality obligations are perpetual in duration and shall continue to be performed even after the termination or rescission of this Agreement.

VII. Dispute Resolution

Any dispute arising from or in connection with this Agreement shall be resolved through friendly consultation between the parties. If consultation or mediation fails, either party may bring a lawsuit before the competent People’s Court in the place where Party A is domiciled.

VIII. Miscellaneous

1. This Agreement is executed in duplicate, with each party holding one original copy, each having the same legal effect.

2. Matters not covered herein and any amendments hereto shall be agreed upon through supplementary agreements reached after consultation, which shall have the same legal effect as this Agreement.

3. This Agreement includes an appendix: “Information on the Proposed Trademarks to Be Transferred.” The said appendix forms an integral part of this Agreement and has the same legal effect as this Agreement.

4. This Agreement shall become effective upon being signed or sealed by both parties.

(No further text below)

(This page is the signing page for both parties to the Trademark Transfer Agreement)

[Images]

Date of Signing: March 11, 2024

Appendix to Trademark Assignment Contract (International Section)

NO.	Name	Registration No.	Filing Date	Registration Date	Expiry Date	International Class	Registered Countries and Regions	Country of Registration	Registration Status	Assignment Completion Status	Registration Certificate	Current Right Holder	Registered Goods and Services	Product/Service Translation in Chinese (for reference)
1		017085085	8/10/2017	/	/	03,09,12,14,16,18,25,28,37,41,42	EU	EU	Application Pending	Assignment Completed	/	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 3: Daily necessities, essential oils, body care and beauty products, hair lotions, toothbrushes, sunscreens. Class 9: Apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; batteries, batteries for vehicles; battery chargers; battery charging equipment; vehicle navigation apparatus; optical instruments and meters; spectacles, sunglasses; cases for spectacles and sunglasses; bags, cases and containers specially adapted for portable electronic devices, in particular portable computers, personal digital assistants (PDAs), electronic organizers, electronic notepads, mobile phones, smartphones, computer gaming equipment and digital cameras. Class 12: Vehicles; land vehicles; passenger vehicles; electric vehicles; electric motors for land vehicles; structural parts and fittings for land vehicles; autonomous vehicles; commercial vehicles; electric bicycles; bicycles; tricycles. Class 14: Precious metals and their alloys; goods made of precious metals or coated therewith; jewellery, costume jewellery; horological and chronometric instruments; wristwatches; cufflinks; parts and fittings for all the aforesaid goods. Class 16: Printed matter, in particular magazines and newspapers; paper, cardboard; printed publications; greeting cards; stationery, instructional and teaching materials (excluding apparatus); folders and cases of plastic, leather or cardboard for holding writing instruments; desk pads of plastic, leather or cardboard; photographs; office stationery (excluding furniture); writing cases; school satchels; pens. Class 18: Leather and imitations of leather included in Class 18; travelling bags and suitcases; bags within Class 18; travel bags, handbags, purses, billfolds, wallets, sports bags, school backpacks, cases, city bags, school bags, school folders; rucksacks; umbrellas and parasols. Class 25: Clothing, footwear, headgear; belts, scarves, caps, cut T-shirts, sweaters, jackets, raincoats. Class 28: Games and toys; gymnastic and sporting articles; golf clubs, golf bags, golf balls; tennis rackets, tennis bags, tennis balls; model vehicles and model ships with or without motor propulsion; roller skates, scooters. Class 37: Vehicle maintenance; charging of automobile batteries; installation, cleaning, repair and maintenance of vehicles; vehicle servicing, repair, maintenance and refuelling; tuning, repair and maintenance of motor vehicles. Class 41: Education, entertainment and sporting activities; driver safety training; organisation of sports competitions; organisation of contests; entertainment and events relating to motor racing; production of videos and/or sound recordings; publishing; arranging and conducting seminars, events, competitions, conferences and exhibitions; publication of books, magazines and other printed matter, including electronic publication. Class 42: Scientific and technological services and research and design relating thereto; industrial analysis and research services; vehicle development; development of electronic drives; design services; design services in the field of automobiles, automobile parts and automobile accessories.	3日用百货、精油、身体和美容产品、发水、牙刷；防晒霜。 9用于传导、切换、转换、储存、调节和控制电力的设备和仪器；电池，车辆用电池；电池充电器；蓄电池的沐浴设备；车辆导航装置；光学仪器仪表；眼镜、太阳镜；眼镜和太阳镜套；专门适用于便携式电子设备的袋子、箱子和箱子，特别是适用于便携式计算机、个人数字助理（PDA）、电子组织辅助设备、电子笔记本、便携式电话、智能手机、计算机游戏设备、数码相机。 12辆车；陆地车辆；客车；电动汽车；陆地车辆用电动机；陆地车辆的零部件；无人驾驶汽车；商用车（商用车）；电动自行车；自行车；三轮车。 14贵金属及贵金属合金制品或含有贵金属及其合金的制品；珠宝珠宝服装首饰；钟表和计时仪器；手表和手表；袖扣；上述所有货物的零件和配件。 16印刷品，特别是杂志和报纸；纸、硬纸板（硬纸板）；印刷品；贺卡；文具教学和教材（不包括仪器）；用于存放书写工具的塑料、皮革或纸板文件夹和箱子；塑料、皮革或硬纸板制成的书桌垫；照片；文具和文具；办公用品（不包括家具）；撰写案例；学生案例；钢笔。 18皮革和仿皮，包括在第18类中；旅行和手提箱；袋子（如果包含在第18类中）；旅行包、手提包、钱包、纸巾袋、钱包、运动包、学校背包、箱子、城市包、学校包、书包、学校文件夹、钱包；背包；雨伞和雨伞。 25服装、鞋类、头盔；皮带围巾；上限；切割T恤；毛衣夹克？雨衣。 28游戏、玩具；体操和体育用品；高尔夫球杆、高尔夫球袋、高尔夫球；网球拍、网球袋、网球；有或无电力推进的模型车辆、模型船舶；小型摩托车旱冰鞋。 37车辆维护；为汽车电池充电；车辆的安装、清洁、维修和保养；车辆服务、维修、保养和加油；机动车辆的调整、维修和保养。 41教育、教育、娱乐和体育服务；驾驶员安全培训；组织体育比赛；组织比赛；与赛车有关的娱乐和活动；制作视频和/或录音；出版；规划和实施研讨会、活动、竞赛、会议和展览；出版书籍、杂志和其他印刷品，包括以电子形式出版。 42科学和技术服务以及研究和相关设计服务；工业分析和研究服务；车辆开发；开发电子驱动器；设计师服务；汽车及其零部件和汽车配件领域的设计师服务。
2	ISDERA	302017026204.3/12	10/12/2017	2/14/2018	10/31/2027	03,09,12,14,16,18,25,28,37,41,42	Germany	Germany	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 3: Daily general merchandise, essential oils, body care and beauty products, hair lotions, toothbrushes, sunscreens. Class 9: Apparatus and instruments for conducting, switching, transforming, accumulating, regulating and controlling electricity; batteries, batteries for vehicles; battery chargers; battery charging equipment; vehicle navigation devices; optical instruments and meters; spectacles, sunglasses; cases for spectacles and sunglasses; bags and cases specially adapted for portable electronic devices, particularly portable computers, personal digital assistants (PDAs), electronic organizers, electronic notepads, mobile phones, smartphones, computer game equipment and digital cameras. Class 12: Vehicles; land vehicles; passenger vehicles; electric vehicles; electric motors for land vehicles; parts and components for land vehicles; autonomous vehicles; commercial vehicles; electric bicycles; bicycles; tricycles. Class 14: Precious metals and their alloys; goods made of precious metals or coated with precious metals and their alloys; jewellery, costume jewellery; horological and chronometric instruments; wristwatches; cufflinks; parts and fittings for all the aforesaid goods. Class 16: Printed matter, especially magazines and newspapers; paper, cardboard; printed publications; greeting cards; stationery, instructional and teaching materials (excluding instruments); folders and cases made of plastic, leather or cardboard for holding writing tools; desk pads made of plastic, leather or cardboard; photographs; office stationery (excluding furniture); writing cases; school satchels; pens. Class 18: Leather and imitations of leather included in Class 18; travelling bags and suitcases; bags if included in Class 18; travel bags, handbags, purses, billfolds, wallets, sports bags, school backpacks, cases, urban handbags, school bags, school folders; rucksacks; umbrellas and parasols. Class 25: Clothing, footwear, headgear; belts, scarves, caps, cut T-shirts, sweaters, jackets, raincoats. Class 28: Games and toys; gymnastic and sporting articles; golf clubs, golf bags, golf balls; tennis rackets, tennis bags, tennis balls; model vehicles and model ships with or without electric propulsion; scooters, roller skates. Class 37: Vehicle maintenance; automobile battery charging; installation, cleaning, repair and maintenance of vehicles; vehicle servicing, repair, maintenance and refuelling; tuning, repair and maintenance of motor vehicles. Class 41: Education, entertainment and sports services; driver safety training; organisation of sports competitions; organisation of contests; entertainment and events related to motor racing; production of videos and/or audio recordings; publishing services; arrangement and holding of seminars, events, competitions, conferences and exhibitions; publication of books, magazines and other printed materials, including electronic publications. Class 42: Scientific and technological services, as well as research and design services relating thereto; industrial analysis and research services; vehicle development; development of electric drives; design services; design services in the field of automobiles, auto parts and automobile accessories.	3日用百货、精油、身体和美容产品、发水、牙刷；防晒霜。 9用于传导、切换、转换、储存、调节和控制电力的设备和仪器；电池，车辆用电池；电池充电器；蓄电池的沐浴设备；车辆导航装置；光学仪器仪表；眼镜、太阳镜；眼镜和太阳镜套；专门适用于便携式电子设备的袋子、箱子和箱子，特别是适用于便携式计算机、个人数字助理（PDA）、电子组织辅助设备、电子笔记本、便携式电话、智能手机、计算机游戏设备、数码相机。 12辆车；陆地车辆；客车；电动汽车；陆地车辆用电动机；陆地车辆的零部件；无人驾驶汽车；商用车（商用车）；电动自行车；自行车；三轮车。 14贵金属及贵金属合金制品或含有贵金属及其合金的制品；珠宝珠宝服装首饰；钟表和计时仪器；手表和手表；袖扣；上述所有货物的零件和配件。 16印刷品，特别是杂志和报纸；纸、硬纸板（硬纸板）；印刷品；贺卡；文具教学和教材（不包括仪器）；用于存放书写工具的塑料、皮革或纸板文件夹和箱子；塑料、皮革或硬纸板制成的书桌垫；照片；文具和文具；办公用品（不包括家具）；撰写案例；学生案例；钢笔。 18皮革和仿皮，包括在第18类中；旅行和手提箱；袋子（如果包含在第18类中）；旅行包、手提包、钱包、纸巾袋、钱包、运动包、学校背包、箱子、城市包、学校包、书包、学校文件夹、钱包；背包；雨伞和雨伞。 25服装、鞋类、头盔；皮带围巾；上限；切割T恤；毛衣夹克？雨衣。 28游戏、玩具；体操和体育用品；高尔夫球杆、高尔夫球袋、高尔夫球；网球拍、网球袋、网球；有或无电力推进的模型车辆、模型船舶；小型摩托车旱冰鞋。 37车辆维护；为汽车电池充电；车辆的安装、清洁、维修和保养；车辆服务、维修、保养和加油；机动车辆的调整、维修和保养。 41教育、教育、娱乐和体育服务；驾驶员安全培训；组织体育比赛；组织比赛；与赛车有关的娱乐和活动；制作视频和/或录音；出版；规划和实施研讨会、活动、竞赛、会议和展览；出版书籍、杂志和其他印刷品，包括以电子形式出版。 42科学和技术服务以及研究和相关设计服务；工业分析和研究服务；车辆开发；开发电子驱动器；设计师服务；汽车及其零部件和汽车配件领域的设计师服务。
3	ISDERA	10283349	9/22/2011	2/27/2012	9/22/2031	12,37,42	EU	EU	Registered	Assignment Completed	Certificate on file	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 12 Motor vehicles and their structural parts. Class 37 Tuning, repair and maintenance of motor vehicles, their parts and accessories. Class 42 Technical development and design services in the field of automobiles, automobile parts and automobile fittings; design services.	12机动车辆及其零部件。 37机动车辆及其零部件和附件的调整、修理和维护。 42汽车及其零部件以及汽车配件领域设计师的技术开发和服务；设计师的服务。
4	ISDERA	1416345	4/4/2018	4/4/2018	4/4/2028	12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 03,09,12,14,16,18,25,28,37,41,42 03,09,12,14,16,18,25,28,37,41,42	Designation under the Madrid System: Australia, Bahrain, India, Israel, Japan, New Zealand, Norway, Singapore, the Republic of Korea, Switzerland, the United States of America, China, the European Union.	Australia Bahrain India Israel Japan New Zealand Norway Singapore South Korea Switzerland USA China EU	Registered Registered Registered Registered Registered Registered Registered Registered Registered Registered Registered Registered Registered	Assignment Completed	Certificate on file	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 3: Perfumery, essential oils, cosmetics, hair lotions, dentifrices; sunscreen preparations. Class 9: Apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; batteries, electric batteries for vehicles; battery chargers; chargers for electric batteries; navigation apparatus for vehicles (on-board computers); optical apparatus and instruments; spectacles, sunglasses; cases for spectacles and sunglasses; bags, cases and sleeves especially designed for portable electronic devices, in particular for portable computers, personal digital assistants (PDAs), electronic organisers, electronic notebooks, mobile; telephones, smart phones, computer game apparatus, digital cameras. Class 12: Vehicles; land vehicles; automotive vehicles; electric vehicles; motors, electric, for land vehicles; parts and fittings for land vehicles; driverless cars [autonomous cars]; industrial vehicles; electric bicycles; bicycles; tricycles. Class 14: Goods of or partially of precious metals and their alloys, namely ornaments, coins, figures, works of art, jewellery made of precious metals or their alloys or coated therewith; jewels; ornaments [jewellery]; paste jewellery; clocks; time instruments; clocks and watches; cuff links; parts and fittings for all the aforesaid goods. Class 16: Printed matter, in particular periodicals, newspapers; paper and cardboard; pamphlets; holiday cards; stationery; instructional and teaching material (except apparatus); folders and cases of plastic, leather or cardboard holding writing implements; desk pads of plastic, leather or cardboard; photographs; office articles (except furniture); pencil boxes; pencil cases; fountain pens. Class 18: Leather and imitations of leather, included in class 18; trunks and travelling bags; bags (included in class 18); holdalls, handbags, purses, billfolds, wallets, bags for sports, school rucksacks, cases, city bags; satchels, school backpacks, school briefcases, purses; rucksacks; umbrellas and parasols. Class 25: Clothing, footwear, headgear; waist belts; scarves; caps [headwear]; hats with a visor; tee-shirts; sweaters; jackets [clothing]; slickers. Class 28: Games and playthings; gymnastic and sporting articles; golf balls, golf clubs, golf bags; tennis rackets, tennis bags, tennis balls; model vehicles, model ships, with or without an electronic drive unit; scooters [toys]; roller skates. Class 37: Vehicle maintenance; vehicle battery charging; installation, cleaning, repair and maintenance of vehicles; vehicle service, repair, maintenance and refuelling; tuning, repair and maintenance of motor vehicles. Class 41: Training; education; entertainment; sporting services; driver safety training; organisation of sports competitions; organisation of races; entertainment and events relating to motor racing; production of video and/or audio recordings; publishing business; arranging and conducting of seminars, events, competitions, conferences and exhibitions; publication of books, magazines and other printed matter, including in electronic form. Class 42: Scientific and technological services and research and design relating thereto; industrial analysis and research services; development of vehicles; development of electronic drive units; design; design in the field of motor vehicles, parts, and motor vehicle accessories.	3香水、精油、化妆品、护发液、牙膏；防晒准备。 9导电、开关、变换、蓄能、调节、控制用电的仪器、器具；蓄电池，车用蓄电池；电池充电器;蓄电池充电器；车辆导航设备（车载计算机）；光学仪器；眼镜,太阳镜;眼镜和太阳镜盒；专为便携式电子设备设计的包、箱和套，特别是为便携式电脑、个人数字助理（pda）、电子记事本、电子笔记本、移动设备；电话、智能手机、电脑游戏机、数码相机。 12车辆;陆地车辆;汽车车辆;电动汽车;陆地车辆用电动马达；陆地车辆零件及配件；无人驾驶汽车；工业车辆;电动自行车;自行车;三轮车。 14贵金属及其合金制品或部分贵金属及其合金制品，即用贵金属或其合金制成或涂覆贵金属或其合金的饰物、硬币、人物、艺术品、珠宝；珠宝;装饰品(珠宝);粘贴珠宝;时钟;时间工具;钟表；袖扣;所有上述货物的零件和配件。 印刷品，尤指期刊、报纸；纸和纸板；小册子;节日贺卡;文具;教学资料（仪器除外）；装有书写工具的塑料、皮革或纸板的文件夹和箱子；塑料、皮革或硬纸板制桌垫；照片;办公用品（家具除外）；铅笔盒子;铅笔案件;钢笔。 18第18类皮革及仿皮革；行李箱及旅行袋；袋子（包括在第18类）；箱包、手提袋、钱包、皮夹、钱包、运动包、学校背包、箱包、城市包；书包、书包、公文包、钱包；帆布包;雨伞和遮阳伞。 衣服、鞋、帽；腰腰带;围巾;帽(头饰);有遮阳帽的帽子；t恤衫;毛衣;夹克(服装);穿着雨衣。 28游戏及玩具；体操及体育用品；高尔夫球、高尔夫球杆、高尔夫球袋；网球拍、网球袋、网球；车辆模型、船舶模型，带或者不带电子驱动装置；摩托车(玩具);溜冰鞋。 37车辆维修;汽车电池充电；车辆的安装、清洗、维修和保养；车辆服务、维修、保养及加油；机动车辆的调校、修理和保养。 41培训;教育;娱乐;体育服务;驾驶员安全培训；举办体育比赛；赛事组织；与赛车有关的娱乐及活动；录像和/或录音的制作；出版业务;安排和举办研讨会、活动、比赛、会议和展览；出版书籍、杂志和其他印刷品，包括电子形式的出版物 42科学技术服务和与之相关的研究设计；产业分析及研究服务；车辆开发；电子驱动装置的开发；设计;机动车辆、机动车辆零件及机动车辆配件的设计。
5	isdera	30158344.7/37	10/5/2001	1/18/2002	10/31/2031	12,37,42	Germany	Germany	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Motor vehicles and their parts; tuning, repair and maintenance of motor vehicles, their parts and accessories; technical development and design services for automobiles, automobile parts and automobile fittings; design services.	机动车及其零部件；调整、修理和维护机动车辆及其零部件和附件；汽车及其零部件和汽车配件领域设计师的技术开发和服务；设计师的服务
6		30158343.9/37	10/5/2001	1/18/2002	10/31/2031	12,37,42	Germany	Germany	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Motor vehicles and their parts; tuning, repair and maintenance of motor vehicles, their parts and accessories; technical development and design services for automobiles, automobile parts and automobile fittings; design services.	机动车及其零部件；调整、修理和维护机动车辆及其零部件和附件；汽车及其零部件和汽车配件领域设计师的技术开发和服务；设计师的服务
7	isdera	1315987	6/15/2016	6/15/2016	6/15/2036	12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42 12,37,42	Designated Contracting Parties under the Madrid System: Australia, China, the European Union, Japan, New Zealand, Singapore, the Republic of Korea, Switzerland	Australia China EU Japan New Zealand Singapore South Korea Switzerland	Registered Registered Registered Registered Registered Registered Registered Registered	Assignment Completed	Certificate on file	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 12: Motor cars and their parts Class 37: Tuning, repair and maintenance of motor vehicles and parts and accessories Class 42: Technical development and design in the field of motor vehicles, parts, and vehicle accessories; styling	12汽车及其零部件 37机动车辆及其零部件的调整、修理和维护 42机动车辆及其零部件和车辆配件领域的技术开发和设计；造型"
8	ISDERA Autobahnkurier	30723569.6/12	4/10/2007	8/28/2007	4/30/2027	12,37,42	Germany	Germany	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 12 Vehicles; apparatus for locomotion by land, air or water. Class 37 Tuning, repair and maintenance of motor vehicles and their parts. Class 42 Technical development and design services in respect of automobiles, automobile parts and accessories; design services.	12辆车；陆上、空中或水上运输设备 37机动车辆及其零部件的调整、维修和保养 42汽车及其零部件和附件领域的设计师技术开发和服务，设计师服务"
9	鹰兹	302019003894.7/12	2/2/2019	3/21/2019	2/2/2029	09,12,37	Germany	Germany	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 9 Apparatus and instruments for conducting, switching, transforming, accumulating, regulating and controlling electricity; batteries; vehicle batteries; battery chargers; accumulator chargers; electric vehicle charging stations; vehicle navigation equipment. Class 12 Vehicles; land vehicles; passenger vehicles; electric vehicles; self-propelled electric vehicles; electric motors for land vehicles; structural parts for land vehicles; autonomous vehicles; commercial vehicles, not for agricultural use; electric bicycles; bicycles; tricycles. Class 37 Vehicle maintenance; automobile battery charging; electric vehicle charging; installation, cleaning, repair and maintenance of vehicles; vehicle servicing, repair, maintenance and refuelling.	9用于传导、切换、转换、储存、调节和控制电力的设备和仪器；电池；车辆用电池；电池充电器；蓄电池充电器；电动汽车充电站；车辆导航设备 12辆车；陆地车辆；客车；电动汽车；自行式电动汽车；陆地车辆用电动机；陆地车辆的零部件；无人驾驶汽车；商用车[商用车]，不用于农业；电动自行车；自行车；三轮车 37车辆维护；为汽车电池充电；为电动汽车充电；车辆的安装、清洁、维修和保养；车辆服务、维修、维护和加油
10	鹰兹	1477232	6/5/2019	6/5/2019	6/5/2029	09,12,37 09,12,37	Designated parties under the Madrid System: China, Singapore	China Singapore	Registered Registered	Assignment Completed	Certificate on file	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 9: Apparatus and instruments for conducting, switching, transforming accumulating, regulating or controlling electricity; batteries; electric batteries for vehicles; battery chargers; chargers for electric batteries; charging stations for electric vehicles; navigation apparatus for vehicles (on-board computers). Class 12: Vehicles; land vehicles; automotive vehicles; electric vehicles; self-propelled electric vehicles; motors, electric, for land vehicles; parts and fittings for land vehicles; driverless cars [autonomous cars]; industrial vehicles, not in the field of agriculture; electric bicycles; bicycles; tricycles. Class 37: Vehicle maintenance; vehicle battery charging; recharging services for electric vehicles; installation, cleaning, repair and maintenance of vehicles; vehicle service, repair, maintenance and refueling.	9用于传导、切换、转换、积累、调节或控制电力的设备和仪器；电池；车辆用电池；电池充电器；电池充电器；电动汽车充电站；车辆导航设备（车载计算机）。 12车辆；陆地车辆；汽车；电动汽车；自行式电动汽车；陆地车辆用电动机；陆地车辆的零件和配件；无人驾驶汽车；工业车辆，不在农业领域；电动自行车；自行车；三轮车。 37车辆维护；车辆电池充电；电动汽车充电服务；车辆的安装、清洁、维修和保养；车辆服务、维修、保养和加油。"
11		304951684	6/6/2019	11/7/2019	6/5/2029	09,12,37	Hong Kong	Hong Kong	Registered	Assignment Completed	Certificate on file	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 9: Apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; batteries, electric batteries for vehicles; battery chargers; chargers for electric batteries; charging stations for electric vehicles; navigation apparatus for vehicles (on-board computers). Class 12: Vehicles; land vehicles; automotive vehicles; electric vehicles; self-propelled electric vehicles; motors, electric, for land vehicles; parts and fittings for land vehicles; driverless cars [autonomous cars]; industrial vehicles, not in the field of agriculture; electric bicycles; bicycles; tricycles. Class 37: Vehicle maintenance; vehicle battery charging; recharging services for electric vehicles; installation, cleaning, repair and maintenance of vehicles; vehicle service, repair, maintenance and refueling.	9用于传导、切换、转换、积累、调节或控制电力的设备和仪器；电池，车辆用电池；电池充电器；电池充电器；电动汽车充电站；车辆导航设备（车载计算机）。 12车辆；陆地车辆；汽车；电动汽车；自行式电动汽车；陆地车辆用电动机；陆地车辆的零件和配件；无人驾驶汽车；工业车辆，不在农业领域；电动自行车；自行车；三轮车。 37车辆维护；车辆电池充电；电动汽车充电服务；车辆的安装、清洁、维修和保养；车辆服务、维修、保养和加油。"
12	鹰兹	N/156897	7/10/2019	1/8/2020	1/8/2027	9	Macau	Macau	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 9: Apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; batteries, batteries for electric vehicles; battery chargers; accumulator chargers; electric vehicle charging stations; vehicle navigation apparatus [on-board computers].	9用于传导、切换、转换、积累、调节或控制电力的装置和仪器；电池、电动汽车电池；电池充电器；蓄电池充电器（蓄电池）；电动汽车充电站；车辆导航设备[车载计算机]。
13	鹰兹	N/156898	7/10/2019	1/8/2020	1/8/2027	12	Macau	Macau	Registered	Assignment Completed	Registration Certificate Missing	星晖汽车科技（海南）有限公司 Xinghui Automotive Technology (Hainan) Co., Ltd.	Class 12: Vehicles; land vehicles; automobiles; electric vehicles; electric motors for land vehicles; parts and fittings for land vehicles; autonomous vehicles; industrial vehicles, excluding those for agricultural use; electric bicycles; bicycles; tricycles.	12车辆；陆地车辆；汽车；电动汽车；电动汽车；陆地车辆用电动机；陆地车辆的零件和附件；无人驾驶汽车；工业车辆，不在农业领域；电动自行车；自行车；三轮车。

Appendix to Trademark Assignment Contract (Domestic Part)

NO.	Name	Class		Application No.	Applicant	Filing Date	Preliminary Announcement Date	Date of Registration Publication	Expiry Date	Application Group	Valid Goods Items	Legal Status
1	ISDERA	12		28180930	Xinghui Automotive Technology (Hainan) Co., Ltd.	2017-12-19	2020-08-13	2020-11-13	11/13/2030	1202	Group 1202: Motorcycles, automobile bumpers, automobile chassis, automobile bodies, automobile wheels, transmission gears for land vehicles, reduction gears for land vehicles, gearboxes for land vehicles, electric motors for land vehicles, clutches for land vehicles	Registered
2	ISDERA	37		26134910	Xinghui Automotive Technology (Hainan) Co., Ltd.	2017-08-30	2018-09-06	2018-12-06	12/6/2028	3714	Group 3714: Rubber tyre repair	Registered
3	ISDERA	39		26144644	Xinghui Automotive Technology (Hainan) Co., Ltd.	2017-08-30	2018-06-27	2018-09-27	9/27/2028	3901;3903;3905;3911	Group 3901 (1) Arranging transportation for travellers; transportation; passenger transport Group 3903 Motor vehicle transport Group 3905 (1) Car rental; electric vehicle rental; taxi booking services provided via mobile applications; vehicle sharing services Group 3911 Providing driving route guidance for travel	Registered
4	ISDERA	9		26144657	Xinghui Automotive Technology (Hainan) Co., Ltd.	2017-08-30	2018-06-20	2018-09-20	9/20/2028	0901;0906;0907;0910;0919;0920;0922	0901 Downloadable mobile phone applications; downloadable computer application software 0906 Vehicle breakdown warning triangles 0907 Navigation instruments for vehicles (on-board computers) 0910 (2) Automatic low-pressure indicators for vehicle tires; measuring apparatus 0919 Safety helmets 0920 Siren alarms 0922 Charging stations for electric vehicles; accumulators for vehicles	Registered
5	ISDERA	12		8349756	Xinghui Automotive Technology (Hainan) Co., Ltd.	2010-06-01	2011-03-06	2011-06-06	6/6/2031	1202	Group 1202 One-way clutches for land vehicles; clutches for land vehicles	Registered

转让方：鹰兹（上海）汽车科技有限公司 （章）
Transferor: Yingzi (Shanghai) Automotive Technology Co., Ltd. (Seal)

受让方：星晖汽车科技（海南）有限公司 （章）
Transferee: Xinghui Automotive Technology (Hainan) Co., Ltd. (Seal)